                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment NO. ____)

Filed by the Registrant   [_]

Filed by a party other than the Registrant: [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        TIS Mortgage Investment Company
          ___________________________________________________________
                (Name of Registrant as Specified in Its Charter)

                      Committee to Save Our TIS Investment
          ___________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant):

[X]  No Fee Required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1) Title of each class of securities to which transaction applies:
         Shares of Common Stock, par value $001 per share
         -------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -------------------------------------------------------------------
     (5) Total fee paid:

         -------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ------------------------------------------------------------------
     (3)  Filing Party:

          ------------------------------------------------------------------
     (4)  Date Filed:

          ------------------------------------------------------------------

                                 PROXY STATEMENT

                   IN OPPOSITION TO THE BOARD OF DIRECTORS OF

                         TIS MORTGAGE INVESTMENT COMPANY

                         ANNUAL MEETING OF STOCKHOLDERS
                           SCHEDULED FOR JUNE 11, 1999

                    THE COMMITTEE TO SAVE OUR TIS INVESTMENT


TO ALL STOCKHOLDERS
OF TIS MORTGAGE
INVESTMENT COMPANY:



                  This Proxy Statement is furnished by The Committee To Save Our TIS Investment ("TIS Committee") in connection with its solicitation of proxies to be used at the Annual Meeting of Stockholders of TIS Mortgage Investment Company ("TIS" or the "Company"). The meeting was first scheduled to be held on Friday, June 11, 1999 at 10:00 a.m., local time, at The Park Hyatt Hotel located at 333 Battery Street, San Francisco, California. The annual meeting was held on June 11, 1999 and adjourned without transacting any business because the number of shares of common stock present in person and represented by proxy was not sufficient to establish a quorum. The meeting currently is scheduled to be convened on July 15, 1999 at 9:00 a.m. at the Park Hyatt Hotel located at 333 Battery Street, San Francisco. This Proxy Statement and the accompanying BLUE Proxy Card are first being sent to the Company's Stockholders on or about July 2, 1999.

                  The Company has set April 19, 1999, as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. According to the Company's most recent filing with the Securities and Exchange Commission, as of April 19, 1999, there were outstanding and entitled to vote at the Annual Meeting a total of 8,893,250 shares of Common Stock, $.001 par value (the "Shares"). Each Share is entitled to one vote on all matters submitted to a vote at the Annual Meeting. The affirmative vote of the holders of a plurality of the Shares cast at the Annual Meeting is required for the election of Directors.

                  VALIDITY OF THE TIS COMMITTEE'S NOMINATIONS

                  The Company had taken the position that the nominations that are the subject of this proxy solicitation, those of Mr. Frederick G. Tobin on behalf of the TIS Committee, are not valid because of the Company's view that Mr. Tobin was not a "stockholder of record" on April 19, 1999, the record date.
Section 1.9 of the Company's bylaws contains language that can be read to preclude nominations by a shareholder that is not a "shareholder of record" on the record

                                      1.

date. The Company moved for a preliminary injunction in Federal District Court for the District of Rhode Island seeking, among other things, a determination that Mr. Tobin's nominations are invalid and requesting a preliminary injunction against solicitations of proxies by Mr. Tobin. The Court denied the motion for a preliminary injunction, though it did not make a final determination on the issue. The Company subsequently dismissed the Rhode Island case.

                  The TIS Committee also believes that in fairness the Company should have recognized the nominations as valid. Mr. Tobin's actual ownership of shares was demonstrated, inter alia, in the Rhode Island action. Mr. Tobin has now had share certificates of TIS stock issued in his name. The TIS Committee believes that allowing all shareholders to vote on Mr. Tobin's nominations is by far the most fair and reasonable approach.

                  Mr. Elkins, a member of the TIS Committee, requested that the California Superior Court set a new record date and move the annual meeting. When the Superior Court indicated its intention to grant that motion, the Company then stipulated it would recognize as valid the nominations of Mr. Tobin.

                  THE TIS COMMITTEE URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TO VOTE FOR THE ELECTION OF THE TIS COMMITTEE'S NOMINEES AS DIRECTORS. A POSTAGE-PAID ENVELOPE HAS BEEN PROVIDED FOR YOUR CONVENIENCE.

                            REASONS FOR SOLICITATION


                  The TIS Committee is soliciting your proxy vote in order to endeavor to protect the investments of the shareholders of TIS Mortgage Investment Company ("the Company") and ensure that the rights of the TIS shareholders are respected and that the proper democratic corporate formalities are followed. The TIS Committee believes that in recent years the Board of Directors has consistently disregarded its obligations to ensure that proper corporate procedures are observed. The Board, in the TIS Committee's opinion, has refused to honor the rights of shareholders to elect directors, to participate in annual corporate meetings, and to receive timely, complete financial information. The TIS Committee believes the poor financial performance of the company in recent years has caused the Board to fear facing the TIS shareholders and allowing the shareholders to exercise their voting rights.

                  The following are among the reasons the TIS Committee believes the current board should be replaced.

                  (1) The Board did not hold an annual meeting at all in the year 1998 -- in clear disregard of, among other things, the requirements of the Company's by-laws and state laws.

                  (2) Despite the inquiry of TIS shareholders, the Company made no announcement of any plan to hold an annual shareholder meeting in 1999, despite the
                                       2.

requirement of the by laws that it hold an annual meeting in May. The TIS Committee believes that the reason the Board announced an annual meeting for 1999 was because a lawsuit was filed by a TIS shareholder demanding that a California court order the Company to comply with state laws protecting shareholders' rights by conducting an annual meeting.

                  There is currently a California Court Order in effect obligating the Company to hold an annual meeting of Shareholders.

                  (3) When the Company was faced in 1997 with a shareholder proxy solicitation by shareholders not associated with the then-existing Board of Directors, it filed a lawsuit attempting to block the nomination of candidates not selected by the existing Board and spending corporate funds.
In the TIS Committee's opinion, the Board did not want to allow the TIS shareholders themselves to elect the directors, but wanted to control that decision themselves.

                  (4) After a TIS shareholder filed the action to compel the Company to hold an annual meeting, the Company purchased the shares of a previously dissenting group of shareholders (the Turkey Vulture Fund) for $2.50 per share, at a time when the stock was trading at $0.81 per share. You had no vote.



                            SOLUTIONS TO THE PROBLEMS


                  The nominees the TIS Committee is recommending and soliciting proxies for are both (a) an experienced, capable, well-rounded group of business people who are suited to manage and direct the company's real estate and other investments and (b) are individuals committed to directing the company in a fair, democratic, and responsible manner. The nominees (who were nominated through a TIS Committee member acting at the behest of the TIS Committee as a whole) will respect the rights of ALL shareholders.

                  The nominees have not, as of the date of this proxy statement, met as a group. The nominees only made the decision to pursue membership on the Board of Directors after the Company's preliminary proxy statement, first filed on April 16, 1999, was available electronically on EDGAR on April 19, 1999. Before May 27, 1999, Mr. Tobin had only spoken directly with one of the individuals he nominated as a director. Mr. Tobin relied primarily upon the biographical information as to the nominees of the Committe as provided in this proxy statement in making his determination that these nominations would be beneficial for the company.

                  While the Committee has not had the opportunity to formulate proposed solutions to the business problems the Company has faced, the Committee believes that the nominees are


                                       3.

well qualified and the Committee believes, if elected, the nominees will increase shareholder value. While no specific plans have been developed, the nominees expect to review the effectiveness of current management (though no plans have been made to change management). Again, however, no specific plans have been considered by the Committee to date.

                  Moreover, The nominees are committed to:

                  (1) Holding in a timely fashion annual shareholder meetings and encouraging shareholder input, opinions, and ideas with respect to the operation of the company to help protect shareholders' TIS investment, and by instituting procedures by which shareholders can raise significant issues with Company management, and encouraging resort to ss.1.10 of the bylaws to raise important issues for discussion at the annual meetings;


                  (2) Regularly disseminating complete financial information, such as annual reports and 10-K and 10-Q disclosures, through a website to be established and implementing a continuous, effective stockholder relations program (which will include the creation and continuous update of a company website, and the assignment of company personnel to return shareholders telephone calls and otherwise respond to all reasonable shareholder inquiries) to keep shareholders informed about the Company;


                   (3) Using the nominees' breadth of experience and wide-ranging skills to maximize the performance of the Company's real estate investments and other assets; and


                   (4) Inviting the participation of all shareholders in directing the future of the company and providing feedback to the Board of Directors.


                  Finally, because the entire Board of Directors is subject to election (by court order) due to the Company's failure to hold an annual meeting in 1998, if our nominees are elected they can effect immediate change in the fair and democratic participation by shareholders in the Company and implement the above solutions without delay.

                           OUR PROMISE TO STOCKHOLDERS


                  (1) We have no plans to fire any employees and pledge that we will NOT terminate employees simply for the sake of cutting costs; our grievance is with the Company's Directors, not its professional staff. We trust that with stability, a coherent business plan, professional management and stockholder oversight, their talents can be put to profitable use. Nor do we have any plans to retain new management or hire new employees, though the TIS Committee intends to evaluate the ability of current management to effectively return the Company to profitability and increase shareholder value, if elected. If elected, our replacement board will assess the company's needs before any such decisions are made.
                  (2) We will NOT increase the pay and benefits of officers or reward them with grants of options on Shares or "golden parachutes" at a time when the price of Shares of TIS is little more than $1.00.

                                       4.

            WHY THE TIS COMMITTEE BELIEVES STOCKHOLDERS INVESTMENT
                   WILL BE LOST IF BOARD IS NOT CHANGED

                  Unless the shareholders of the Company elect the nominees of the TIS Committee, it appears that business as usual will continue. Unfortunately, business as usual under the past several Board of Directors for the Company, in the TIS Committee's opinion, consists of a string of set-backs and failures. For example:

                  A. There Has Been a Significant Decline in the Share Price of TIS

                  In the last quarter of 1988, TIS shares traded as high as $10.00 per share. The poor financial performance of the Company since then caused the stock to decline considerably in price and to be traded during the calendar year of 1997 for between $1.00 and $1.875 per share. In 1998, the shares traded as high as $2.375 per share, but dropped to well beneath $1.00 per share by mid-year. As of January 19, 1999, the closing sales price of the company stock was only $0.53 per share. As of February 2 the share price was $0.81.

                  B. Both the New York Stock Exchange and the Pacific Stock Exchange Conducted Reviews to Determine Compliance with their Respective Listing Requirements.

                  Up until approximately August, 1998, the company was listed on both the New York Stock Exchange ("NYSE") and the Pacific Exchange. However, TIS was delisted from the NYSE because it failed to meet the continued listing requirements. Although the company continues to be listed on the Pacific Exchange, it was recently subjected to a review by the Exchange's Equity Listing Committee in August of 1998. This review has since been completed, and the Company was permitted to continue listing its quotes on the Pacific Exchange.

                  C. The Company's Failure to Hold an Annual Meeting in 1998 Resulted in Several Members of the Board of Directors Serving Without the Express Consent of the Shareholders.


                  Section 1.1 of the Company's by-laws requires that the annual shareholders' meeting be held in May. Notwithstanding the requirement of its own by-laws and the listing requirements of the Pacific Exchange, the Company failed to hold an annual shareholders' meeting in 1998. The last shareholders' meeting was held in May 1997 -- more than two years ago. The Company received at least three requests that the required meeting be held, including a letter from Mr. Elkins and requests from Mr. Tobin. Nonetheless, the Company steadfastly refused to hold such a meeting or explain why no such meeting was being held. As a result of the Company's failure to hold the required annual shareholders' meeting in 1998, three directors whose terms were to expire pursuant to the by-laws (including the Chairman and President/CEO of the company) continued to serve on the Board of Directors without the shareholders' express consent.


                                       5.

                    THE COMMITTEE TO SAVE OUR TIS INVESTMENT


                  The members of the Committee to Save Our TIS Investment (hereafter "TIS Committee") are Frederick G. Tobin, Thomas Hedrick, Henry Elkins, John Finn, Howard A. Shiebler, and Chris Kostanecki. As of the record date, members of the TIS Committee beneficially owned 183,100 Shares, representing approximately 2% of the outstanding Shares.

                  In addition to the members of the Committee to Save Our TIS Investment, the TIS Committee also is identifying as participants in the solicitation Mr. Tim Poulin, who made a financial contribution of over $500, and Mr. David Unsworth, who is a stockbroker in San Francisco.

                  Additional information concerning the TIS Committee and the individuals identified as participants is set forth in Appendix A hereto.

                               WE ARE STOCKHOLDERS


                  The TIS Committee, and any of the participants in this solicitation, are not attempting to benefit themselves at the expense of any other Stockholders. Rather, the TIS Committee is seeking to increase value to all Stockholders. Neither the TIS Committee, nor its nominees or other participants, will acquire any of the operations or assets of TIS or be compensated either as principal or agent in transactions relating to the redeployment of the assets of TIS, or earn any profits, commissions or other fees from TIS for their services in connection therewith, other than (1) such compensation, if any, as might be payable to any of the nominees solely in their capacities as Directors of TIS, (2) payments received by TIS Committee members in their capacity as holders of stock of TIS, (3) reimbursement from TIS of the expenses of the solicitation of proxies or (4) in any transaction approved by a majority of TIS stockholders.

                       NOMINEES FOR ELECTION AS DIRECTORS


                  The Company's Board of Directors is presently composed of six Directors, divided into three classes of Directors who serve for three-year terms. At the annual meeting, Company stockholders will (i) elect two Class III directors to serve until the 2000 annual meeting of stockholders and until their successors are elected and qualify, (ii) elect two Class I directors to serve until the 2001 annual meeting of stockholders and until their successors are elected and qualify, and (iii) elect two Class II directors to serve until the 2002 annual meeting of stockholders and until their successors are elected and qualify. In opposition to the incumbent Class of the Board of Directors the TIS Committee is proposing a slate of six experienced and, the TIS Committee believes, well-qualified nominees for election as Directors of the Company. These individuals were nominated by TIS Committee member Frederick G. Tobin at the direction of the Committee as a whole.

                  Each nominee named below has consented to serve as a director of the Company if elected. The TIS Committee does not expect that any of the nominees will be unable to stand for election but, in the event that a vacancy in the slate of nominees should occur unexpectedly,



                                       6.

the Shares represented by the enclosed BLUE Proxy Card will be voted for a substitute candidate selected by the TIS Committee.


                  The TIS Committee (through Mr. Tobin) is nominating, and recommending the election of, the following persons to serve as directors of the Company in the classes indicated below until the annual meetings of stockholders in the years indicated below and until their successors are elected and qualify:

                 Name                                 Class
                 ----                                 -----
                 Frederick G. Tobin                   II

                 Thomas Hedrick                       II

                 Henry Elkins                         I

                 John Finn                            I

                 Howard A. Shiebler                   III

                 Chris Kostanecki                     III

                  The following information concerning business address, age, and principal occupation has been furnished by the Committee to Save Our TIS Investment's nominees.



Coventry, RI 02816               Mr. Tobin is an attorney with a general
360 Town Farm Road               practice in the state of Rhode Island. He
Frederick G. Tobin               has been in practice since 1972. Mr. Tobin
                                 is also the attorney for the Coventry
                                 School Department, a position he has held since 1987. As well as maintaining his legal practice, Mr. Tobin has been actively involved in his community and has served as both the Town Council President and Town Solicitor for the Town of Coventry. Mr. Tobin is 51 years old.





Thomas Hedrick                   Thomas Hedrick is a Portfolio Manager in
101 Lincoln Centre Dr.           Northern California for the Western Region
Foster City, CA  94404           Commercial Industrial Division of Lincoln
                                 Property Company. Mr. Hedrick oversees the management and marketing of a $3.9M S.F.
                                 industrial, research and development program, and office portfolio worth $200M. He handles all lease negotiations and marketing programs.
                                 Mr. Hedrick maintains fiduciary relationships with institutional partners, corporate investors, and LPC ownership entities and manages broker relationships on the Peninsula and in Silicon Valley. Prior to joining LPC,

                                      7.

                                 Mr. Hedrick worked for CB Commercial Real
                                 Estate Services and Trammel Crow Company. His key assignments include the implementation and oversight of the project marketing programs, warehouse research and development and office leases, build-to-suits and assisting in new business development for existing clients. Mr. Hedrick provides monthly operations, marketing and budget reports to various financial partners, investor clients, and senior management. His key clients are Ehrenkranz & Ehrenkranz LLP, The Archon Group, The Principal Financial Group, J.P. Morgan, LPC/Whitehall Realty. Mr. Hedrick is 35 years old.

Henry Elkins                     Henry Elkins is a sociologist (International
430 Park Avenue                  Public Health) and a software developer. Mr.
New York, NY  10022              Elkins has been developing health sector
                                 software for Blackberry Technologies since
                                 1998. Prior to joining Blackberry Technologies,
                                 Mr. Elkins was president of Henry Elkins and Associates, a software development and consulting company. Mr. Elkins received his BA from Yale and his MA and Ph.D. (Sociology) from the University of Chicago. Mr. Elkins is 62 years old.

John Finn                        John Finn is Vice President of Braman & White
3372 Valley Road                 LLC. Mr. Finn entered the financial service
Middleton, RI 02840              business in 1986. At Braman & White, Mr. Finn
                                 specializes in business succession planning, employee benefit planning, estate planning and retirement planning. Mr. Finn is thirty-eight years old.

Howard A. Shiebler               Howard Shiebler is a Senior Vice President for
525 Market St., Ste. 3500        Mellon U.S. Leasing, a wholly owned subsidiary
San Francisco, CA  94105         of Mellon Bank. Headquartered in San Francisco,
                                 Mr. Shiebler is responsible for a nationwide sales force of 75 and 1.7 Billion in leased assets. Prior to joining Mellon, Mr. Shiebler held various senior marketing and sales positions with General Electric. Mr. Shiebler is thirty-eight years old.

                                      8.

Chris Kostanecki                 Chris Kostanecki is a Retail Property
750 Battery St., Ste. 500        Investment Sales Specialist with Marcus &
San Francisco, CA  94111         Millichap of San Francisco. Over his eleven
                                 years in the business, Mr. Kostanecki has become a leading broker in the industry selling single tenant rental properties and anchored shopping centers. Mr. Kostanecki also serves a board member for several divisions of Marcus &
                                 Millichap which include the single Tenant
                                 Specialty Division, Anchored Retail Specialty
                                 Division and the Market and Research Division.
                                 Mr. Kostanecki is thirty-five years old.

                  None of the nominees or other participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) during the past ten years.

                  The TIS Committee also is identifying as participants in this solicitation:

Tim Poulin                      Mr. Poulin is a Regional Manager at Vittia
3725 Webster Street             Technologies, Inc., 500 Ellis Avenue, Mountain
San Francisco, CA 94123         View, California. Mr. Poulin is forty-one years
                                old and an owner of 20,000 shares of TIS common stock.

David W. Unsworth, Jr.          Mr. Unsworth is a stockholder with Broadmark
2627 Broderick Street           Capital Corporation, 601 California Street, San
San Francisco, CA 94108         Francisco, California. Mr. Unsworth is thirty-
                                five years old and he and his associate/spouse are owners of 188,000 shares of TIS common stock.

                                VOTING OF PROXIES

                  Unless otherwise indicated, the persons named in the accompanying BLUE Proxy Card will vote properly executed and duly returned proxies (i) FOR the election of six TIS Committee nominees as members of the Class of the Board of Directors of the Company to serve for the term of the number of years corresponding to the classes listed above and until their successors are elected and qualified, and (ii) in accordance with their judgment on such other business as may be properly presented to the meeting and any adjournment or postponement thereof.

                  BLUE Proxy Cards should be signed, dated and returned in the postage-paid envelope provided. Execution of the enclosed BLUE Proxy Card will not affect a stockholders' right to attend the Annual Meeting and vote in person. A stockholder who has given a proxy may revoke it at any time before such proxy is voted either by a later dated proxy or by voting in person at the Annual Meeting. Attendance at the Annual Meeting will not in and of itself constitute a revocation. If you were a stockholder of record on the Record Date, you will retain the voting rights in connection with the Annual Meeting even if you sell or sold such Shares after the


                                       9.

Record Date. Accordingly, it is important that you vote the Shares held by you on the Record Date or grant a proxy to vote such Shares whether or not you still own such Shares.

                  Stockholders cannot select Directors from among those proposed by the Company and the Committee to Save Our TIS Investment. Therefore, if you wish to support the TIS Committee's nominees, your last dated properly executed proxy must be a BLUE Proxy Card.


                          PROXY SOLICITATION; EXPENSES

                  Proxies may be solicited by mail, telephone, telecopier and personal solicitation. Any of the members of the Committee to Save Our TIS Investment and any regular employee of Beacon Hill Partners may be used to solicit proxies, and will not receive additional compensation therefor. Banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward the soliciting material of the TIS Committee to their customers for whom they hold shares and the TIS Committee will reimburse them for their reasonable out-of-pocket expenses.

                  The TIS Committee has retained Beacon Hill Partners, 90 Broad Street, New York, New York, 10004, to assist in the solicitation of proxies. The TIS Committee has agreed to pay Beacon Hill Partners a fee of $25,000 and to reimburse it for its reasonable out-of-pocket expenses. Approximately 25 people will be used by Beacon Hill Partners in its solicitation efforts.

                  The TIS Committee anticipates that its total expenditures relating to the solicitation will be approximately $150,000; total expenses to date have been approximately $100,000. The entire expense of preparing, assembling, printing and mailing this Proxy Statement and related materials and the cost of soliciting proxies for the nominees proposed by the TIS Committee will be borne by the Committee to Save Our TIS Investment in a manner to be determined by the Committee to Save Our TIS Investment. The Committee to Save Our TIS Investment will seek reimbursement from the company for those expenses and does not intend to seek stockholder approval for such reimbursement at a subsequent meeting unless such approval is required under applicable state law.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

                  In order to be included in the Company proxy statement for the 2000 Annual Meeting, any stockholder proposal to be presented at the 2000 Annual Meeting must be received in the office of the Secretary of the Company at its principal executive offices by the date specified in the Company proxy statement for this year's Annual Meeting.

                                  OTHER MATTERS

                  The TIS Committee is not aware of any other matters to be considered at the Annual Meeting other than the election of Directors. However, if any other matters properly come before the meeting, the persons named in the enclosed BLUE Proxy Card will have


                                      10.

discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                                       Sincerely,

                                       COMMITTEE TO SAVE OUR TIS INVESTMENT



                                      11.

                                   APPENDIX A

                  On the date hereof, the following committee members are the beneficial owners of 183,100 Shares, representing approximately 2% of the Common Shares outstanding.


                  In the operation of the TIS Committee, Frederick Tobin, as the Chairman of the TIS Committee, makes all decisions concerning the business and affairs of the TIS Committee in consultation with the TIS Committee members. The TIS Committee also is identifying Mr. Tim Poulin and Mr. David Unsworth as participants in this proxy solicitation. The TIS Committee members and other participants, and any "associates," are the owners of approximately 4.4% of the Common Shares according to the most recently available filing by the Company with the Securities and Exchange Commission.

                  Under Rule 13d-3 promulgated by the Securities and Exchange Commission, "a beneficial owner of a security includes any person, who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

                  (1) Voting power which includes the power, to vote, or to direct the voting of, such security, and/or

                  (2) Investment power which includes the power to dispose, or to direct the disposition of, such security."

Because the members of the TIS Committee lack any of the requisite powers of beneficial ownership over the shares held by other members, none of them are beneficial owners of the Shares solely because of their membership on the TIS Committee.

                  The table below sets forth all Shares purchased and sold by the Members of the Committee to Save Our TIS Investment and Messrs. Poulin and Unsworth within the past two years, the dates on which such purchases or sales were made.


                                      12.

NAME                                NO. OF SHARES        NO. OF SHARES SOLD       DATE
                                    -------------        ------------------       ----
                                      PURCHASED
                                      ---------
Frederick G. Tobin                      7,400                                    03/17/98

                                        7,500                                    03/25/98

                                        3,400                                    05/26/98

                                        1,700                                    05/28/98

                                        5,000                                    07/28/98


Thomas Hedrick                          1,500                                    03/03/98

                                        2,500                                    03/05/98

                                        5,000                                    03/10/98

                                       10,000                                    03/19/98

                                                               6,000             05/18/98

                                        2,000                                    05/20/98

                                                               3,000             06/01/98

                                        5,000                                    03/09/99

                                        5,000                                    03/19/99


Henry Elkins                           10,000                                    03/17/98

                                       20,000                                    03/18/98

                                       15,000                                    03/19/98

                                       13,000                                    08/26/98

                                        5,000                                    12/16/98

                                        5,000                                    01/06/99

                                        3,000                                    03/08/99


John Finn                                   0                                     _______


Howard Shiebler                        20,000                                    03/17/98

                                       20,000                                    03/18/98


                                      13.

NAME                                NO. OF SHARES        NO. OF SHARES SOLD       DATE
                                    -------------        ------------------       ----
                                      PURCHASED
                                      ---------
                                       15,000                                    03/19/98

                                        7,500                                    03/20/98

                                        7,500                                    03/20/98

                                        3,000                                    06/01/98

                                        3,000                                    08/26/98

                                        5,000                                    09/30/98

                                        5,000                                    09/30/98

                                        5,000                                    09/30/98

                                        3,000                                    10/06/98

                                       10,000                                    11/04/98

                                                           67,500                12/14/98


Chris Kostanecki                        7,500                                    10/28/98

                                        5,000                                    10/28/98

                                       16,000                                    10/30/98

                                          100                                    10/31/98

Tim Poulin

David Unsworth, Jr.                     1,300                                    04/22/98

                                       10,000                                    10/21/98

                                       10,000                                    12/10/98

                                       25,000                                    12/16/98

                                       10,000                                    12/22/98

                                       10,000                                    12/24/98

                                        7,500                                    12/24/98

                                        7,500                                    12/24/98

                                       12,500                                    12/28/98

                                        9,500                                    12/29/98

                                       23,000                                    12/31/98

                                        4,000                                    01/12/99


                                      14.

NAME                                NO. OF SHARES        NO. OF SHARES SOLD       DATE
                                    -------------        ------------------       ----
                                      PURCHASED
                                      ---------

                                        2,400                                    01/03/98

                                        4,000                                    02/19/99

                                                            8,000                01/25/99

Mary Unsworth                           5,000                                    11/10/98
(spouse of David
Unsworth, same
residential address)

                                        3,300                                    03/16/98

                                        1,500                                    11/23/98

                                        2,500                                    12/04/98

                                        5,000                                    12/10/98

                                        4,000                                    01/20/99

                                        4,000                                    01/22/99

                                        5,000                                    03/30/99

                                       10,000                                    04/13/99

                  Except as otherwise set forth in this Appendix A, neither the TIS Committee nor any "associate" of any of the foregoing persons or any other person who may be deemed a "participant" in the Proxy Solicitation is the beneficial or record owner of any Shares. Except as otherwise set forth in this Appendix A, neither any "associate" nor any other person who may be deemed a "participant" in the Proxy Solicitation has purchased or sold any Shares within the past two years, borrowed any funds for the purpose of acquiring or holding any Shares or is or was within the past year a party to any contract or arrangement or understanding with any person with respect to any Shares. There has not been any transaction since the beginning of the Company's last fiscal year and there is not currently any proposed transaction to which the Company is a party, in which any "associate" or immediate family member of any of the foregoing persons or any other person who may be deemed a "participant" in the Proxy Solicitation had or will have a direct material interest.


                                      15.

                                [BACK COVER PAGE]

                                    IMPORTANT

                  Your vote is important. No matter how many or how few shares you own, please vote FOR the TIS Committee's nominee's by signing, dating and mailing the enclosed BLUE

Proxy Card today. The TIS Committee urges you NOT to return any proxy card sent to you by the Board of Directors of TIS.

                  If you have already returned a Board of Directors' proxy card before receiving this proxy statement, you have every right to change your vote by signing and returning the enclosed BLUE Proxy Card. Only your latest dated properly executed proxy will count at the annual meeting.

                  If you own your shares in the name of a brokerage firm, your broker cannot vote such shares unless he received your specific instructions. Please sign, date and turn the enclosed BLUE Proxy Card in the postage-paid envelope that has been provided.

                  If you have any questions about how to vote your shares, please call our proxy solicitor:

                              Beacon Hill Partners
                                 90 Broad Street
                               New York, NY 10004
                            Telephone: (800) 755-5001

                         TIS MORTGAGE INVESTMENT COMPANY

                                  PROXY FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD JUNE 11, 1999

              THIS PROXY IS SOLICITED ON BEHALF OF THE COMMITTEE
                          TO SAVE OUR TIS INVESTMENT.


                  The undersigned stockholder of TIS Mortgage Investment Company, a Maryland corporation (the "Company") hereby appoints Frederick G. Tobin and Howard Shiebler, or any one of or more of them, each with full power of substitution, as Proxies, to represent the undersigned and vote as directed on the reverse hereof the undersigned's share of common stock of the Company at the Company's annual meeting of stockholders to be held at the Park Hyatt, located at 333 Battery Street, San Francisco, California, Friday, June 11, 1999, at 10:00 a.m., local time, and at the adjournment thereto to July 15, 1999.

                  THIS PROXY, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER ON THE REVERSE HEREOF. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ON THE REVERSE HEREOF, SEE THE ACCOMPANYING PROXY STATEMENT. THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

           (Continued and to be signed and dated on the other side.)

                                      1.

/X/      Please mark your votes as in this example


                  THE COMMITTEE RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED BELOW FOR DIRECTOR.

(1)      ELECTION OF DIRECTORS

                  /   /    FOR all nominees listed at right (except as indicated
                           to the contrary below)

                                                              Frederick G. Tobin
                                                              Thomas Hedrick
                                                              Henry Elkins
                                                              John Finn
                                                              Howard Shiebler
                                                              Chris Kostanecki


                  /   /    WITHHOLD AUTHORITY to vote for all nominees listed at
                           right

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE BELOW.)

                  --------------------------------------------------

(2) OTHER BUSINESS. In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director as the Board of Directors shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the annual meeting and any and all adjournments or postponements thereof, including among other things, a motion to adjourn the annual meeting to another time or place for, among other things, the purpose of soliciting additional proxies.

                  Please date this proxy and sign exactly as your name(s) appears hereon. When signing as attorney, executor, administrator, trustee, guardian or other representative, give your full title as such. If a corporation, sign the full corporate name by an authorized officer, stating his or her title. If a partnership, sign in partnership name by authorized person.

Dated: _________________, 1999

                                               --------------------------------
                                               Signature

                                               --------------------------------
                                               Title

                                               --------------------------------
                                               Signature if held jointly

                                               --------------------------------
                                               Title

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED.

                                      2.